Exhibit 99.2

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Balance Sheets

September 30, 2011

(unaudited, in thousands, except per share amounts)

	Historical (A)	Blackstone Transaction (B)		Use of Proceeds (C)		Pro Forma
ASSETS
Real estate investments:
Land and improvements	$1,307,608	$(159,514	)(B1)			$1,148,094
Buildings and tenant improvements	5,601,866	(1,069,756	)(B1)			4,532,110
Construction in progress	41,490	(1,613	)(B1)			39,877
Investments in and advances to unconsolidated companies	368,671					368,671
Undeveloped land	622,254					622,254

	7,941,889	(1,230,883)		—		6,711,006
Accumulated depreciation	(1,413,804)	330,257	(B1)			(1,083,547)

Net real estate investments	6,528,085	(900,626)		—		5,627,459

Real estate investments and other assets held-for-sale	21,992					21,992

Cash and cash equivalents	16,182	1,022,328	(B2)	(284,000	)(C1)	754,510
Accounts receivable, net of allowance of $2,854 and $2,945	21,685	(2,065	)(B1)			19,620
Straight-line rent receivable, net of allowance of $7,502 and $7,260	140,732	(35,350	)(B1)			105,382
Receivables on construction contracts, including retentions	44,425	(5	)(B1)			44,420
Deferred financing costs, net of accumulated amortization of $56,105 and $46,407	39,449					39,449
Deferred leasing and other costs, net of accumulated amortization of $329,325 and $269,000	497,594	(58,736	)(B1)			438,858
Escrow deposits and other assets	194,517	(4,613	)(B1)			189,904

	$7,504,661	$20,933		$(284,000)		$7,241,594

LIABILITIES AND EQUITY

Indebtedness:
Secured debt	$1,184,268	$(26,592	)(B3)			$1,157,676
Unsecured notes	2,783,762					2,783,762
Unsecured lines of credit	304,293			(284,000	)(C1)	20,293

	4,272,323	(26,592)		(284,000)		3,961,731

Liabilities related to real estate investments held-for-sale	957					957

Construction payables and amounts due subcontractors, including retentions	66,786	(357	)(B1)			66,429
Accrued real estate taxes	123,524	(25,555	)(B1)			97,969
Accrued interest	35,725	(164	)(B1)			35,561
Other accrued expenses	42,729	(1,749	)(B1)			40,980
Other liabilities	128,123	(2,802	)(B1)			125,321
Tenant security deposits and prepaid rents	59,551	(12,282	)(B1)			47,269

Total liabilities	4,729,718	(69,501)		(284,000)		4,376,217

Shareholders’ equity:
Preferred shares ($.01 par value); 5,000 shares authorized; 3,176 and 3,618 shares issued and outstanding	793,910					793,910
Common shares ($.01 par value); 400,000 shares authorized; 252,918 and 252,195 shares issued and outstanding	2,529					2,529
Additional paid-in capital	3,591,381					3,591,381
Accumulated other comprehensive income	493					493
Distributions in excess of net income	(1,678,484)	87,992	(B4)			(1,590,492)

Total shareholders’ equity	2,709,829	87,992		—		2,797,821
Noncontrolling interests	65,114	2,442	(B4)			67,556

Total equity	2,774,943	90,434		—		2,865,377

	$7,504,661	$20,933		$(284,000)		$7,241,594

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2011

(unaudited, in thousands, except per share amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$698,619	$(130,309	)(b1)	$568,310
General contractor and service fee revenue	409,617	—		409,617

	1,108,236	(130,309)		977,927
Expenses:
Rental expenses	153,002	(41,790	)(b1)	111,212
Real estate taxes	101,936	(20,565	)(b1)	81,371
General contractor and other services expenses	379,180	—		379,180
Depreciation and amortization	290,751	(43,916	)(b1)	246,835

	924,869	(106,271)		818,598

Other operating activities:
Equity in earnings of unconsolidated companies	5,890	—		5,890
Gain on sale of properties	66,910	—		66,910
Undeveloped land carrying costs	(7,021)	—		(7,021)
Other operating expenses	(171)	—		(171)
General and administrative expense	(29,231)	122	(b1)	(29,109)

	36,377	122		36,499

Operating income	219,744	(23,916)		195,828
Other income (expenses):
Interest and other income, net	543	—	(c)	543
Interest expense	(199,269)	3,003	(b2)	(196,266)
Acquisition-related activity	(1,525)	—		(1,525)

Income (loss) from continuing operations before income taxes	19,493	(20,913)		(1,420)
Income tax benefit	194	—		194

Income (loss) from continuing operations	19,687	(20,913)		(1,226)
Dividends on preferred shares	(46,347)	—		(46,347)
Adjustments for redemption/repurchase of preferred shares	(3,796)	—		(3,796)
Net loss attributable to noncontrolling interests	532	554	(b4)	1,086

Net loss attributable to common shareholders - continuing operations	$(29,924)	$(20,359)		$(50,283)

Basic net loss per common share - continuing operations	$(0.13)			$(0.21	)(d)

Diluted net loss per common share - continuing operations	$(0.13)			$(0.21	)(d)

Weighted average number of common shares outstanding	252,618			252,618

Weighted average number of common shares and potential dilutive securities	252,618			252,618

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2010

(unaudited, in thousands, except per share amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$642,489	$(134,509	)(b1)	$507,980
General contractor and service fee revenue	414,391	—		414,391

	1,056,880	(134,509)		922,371
Expenses:
Rental expenses	143,133	(41,791	)(b1)	101,342
Real estate taxes	88,394	(20,350	)(b1)	68,044
General contractor and other services expenses	392,433	—		392,433
Depreciation and amortization	253,209	(53,831	)(b1)	199,378

	877,169	(115,972)		761,197

Other operating activities:
Equity in earnings of unconsolidated companies	7,525	—		7,525
Gain on sale of properties	6,917	—		6,917
Undeveloped land carrying costs	(7,152)	—		(7,152)
Impairment charges	(9,834)	—		(9,834)
Other operating expenses	(1,002)	—		(1,002)
General and administrative expense	(31,171)	177	(b1)	(30,994)

	(34,717)	177		(34,540)

Operating income	144,994	(18,360)		126,634
Other income (expenses):
Interest and other income, net	504	—	(c)	504
Interest expense	(175,076)	1,596	(b2)	(173,480)
Loss on debt transactions	(16,294)	—		(16,294)
Acquisition-related activity	57,513	—		57,513

Income (loss) from continuing operations before income taxes	11,641	(16,764)		(5,123)
Income tax benefit	1,126	—		1,126

Income (loss) from continuing operations	12,767	(16,764)		(3,997)
Dividends on preferred shares	(53,452)	—		(53,452)
Adjustments for repurchase of preferred shares	(10,144)	—		(10,144)
Net loss attributable to noncontrolling interests	562	429	(b4)	991

Net loss attributable to common shareholders - continuing operations	$(50,267)	$(16,335)		$(66,602)

Basic net loss per common share - continuing operations	$(0.22)			$(0.29	)(d)

Diluted net loss per common share - continuing operations	$(0.22)			$(0.29	)(d)

Weighted average number of common shares outstanding	234,468			234,468

Weighted average number of common shares and potential dilutive securities	234,468			234,468

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2010

(unaudited, in thousands, except per share amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$869,130	$(178,115	)(b1)	$691,015
General contractor and service fee revenue	515,361	—		515,361

	1,384,491	(178,115)		1,206,376
Expenses:
Rental expenses	194,904	(55,516	)(b1)	139,388
Real estate taxes	116,688	(25,960	)(b1)	90,728
General contractor and other services expenses	486,865	—		486,865
Depreciation and amortization	346,789	(68,485	)(b1)	278,304

	1,145,246	(149,961)		995,285

Other operating activities:
Equity in earnings of unconsolidated companies	7,980	—		7,980
Gain on sale of properties	39,662	—		39,662
Undeveloped land carrying costs	(9,203)	—		(9,203)
Impairment charges	(9,834)	—		(9,834)
Other operating expenses	(1,231)	—		(1,231)
General and administrative expense	(41,329)	263	(b1)	(41,066)

	(13,955)	263		(13,692)

Operating income	225,290	(27,891)		197,399
Other income (expenses):
Interest and other income, net	534	—	(c)	534
Interest expense	(237,848)	3,363	(b3)	(234,485)
Loss on debt transactions	(16,349)	—		(16,349)
Acquisition-related activity	55,820	—		55,820

Income (loss) from continuing operations before income taxes	27,447	(24,528)		(2,919)
Income tax benefit	1,126	—		1,126

Income (loss) from continuing operations	28,573	(24,528)		(4,045)
Dividends on preferred shares	(69,468)	—		(69,468)
Adjustments for repurchase of preferred shares	(10,438)	—		(10,438)
Net loss attributable to noncontrolling interests	536	596	(b4)	1,132

Net loss attributable to common shareholders - continuing operations	$(50,797)	$(23,932)		$(74,729)

Basic net loss per common share - continuing operations	$(0.22)			$(0.32	)(d)

Diluted net loss per common share - continuing operations	$(0.22)			$(0.32	)(d)

Weighted average number of common shares outstanding	238,920			238,920

Weighted average number of common shares and potential dilutive securities	238,920			238,920

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2009

(unaudited, in thousands, except per share amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$830,993	$(171,426	)(b1)	$659,567
General contractor and service fee revenue	449,509	—		449,509

	1,280,502	(171,426)		1,109,076
Expenses:
Rental expenses	189,175	(52,527	)(b1)	136,648
Real estate taxes	110,058	(22,425	)(b1)	87,633
General contractor and other services expenses	427,666	—		427,666
Depreciation and amortization	320,965	(63,637	)(b1)	257,328

	1,047,864	(138,589)		909,275

Other operating activities:
Equity in earnings of unconsolidated companies	9,896	—		9,896
Gain on sale of properties	12,337	—		12,337
Earnings from sales of land	357	—		357
Undeveloped land carrying costs	(10,403)	—		(10,403)
Impairment charges	(275,360)	—		(275,360)
Other operating expenses	(1,017)	—		(1,017)
General and administrative expense	(47,937)	292	(b1)	(47,645)

	(312,127)	292		(311,835)

Operating income	(79,489)	(32,545)		(112,034)
Other income (expenses):
Interest and other income, net	1,229	—	(c)	1,229
Interest expense	(204,573)	3,973	(b3)	(200,600)
Gain on debt transactions	20,700	—		20,700
Acquisition-related activity	(1,062)	—		(1,062)

Loss from continuing operations before income taxes	(263,195)	(28,572)		(291,767)
Income tax benefit	6,070	—		6,070

Loss from continuing operations	(257,125)	(28,572)		(285,697)
Dividends on preferred shares	(73,451)	—		(73,451)
Net loss attributable to noncontrolling interests	11,340	920	(b4)	12,260

Net loss attributable to common shareholders - continuing operations	$(319,236)	$(27,652)		$(346,888)

Basic net loss per common share - continuing operations	$(1.60)			$(1.73	)(d)

Diluted net loss per common share - continuing operations	$(1.60)			$(1.73	)(d)

Weighted average number of common shares outstanding	201,206			201,206

Weighted average number of common shares and potential dilutive securities	201,206			201,206

See accompanying Notes to Pro Forma Consolidated Financial Statements

DUKE REALTY CORPORATION AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2008

(unaudited, in thousands, except per share amounts)

	Historical (a)	Blackstone Transaction (b)		Pro Forma
Revenues:
Rental and related revenue	$791,855	$(153,573	)(b1)	$638,282
General contractor and service fee revenue	434,624	—		434,624

	1,226,479	(153,573)		1,072,906
Expenses:
Rental expenses	176,499	(45,857	)(b1)	130,642
Real estate taxes	94,683	(18,957	)(b1)	75,726
General contractor and other services expenses	418,743	—		418,743
Depreciation and amortization	289,744	(54,237	)(b1)	235,507

	979,669	(119,051)		860,618

Other operating activities:
Equity in earnings of unconsolidated companies	23,817	—		23,817
Gain on sale of properties	39,057	—		39,057
Earnings from sales of land	12,651	—		12,651
Undeveloped land carrying costs	(8,204)	—		(8,204)
Impairment charges	(10,165)	—		(10,165)
Other operating expenses	(8,298)	—		(8,298)
General and administrative expense	(39,508)	198	(b1)	(39,310)

	9,350	198		9,548

Operating income	256,160	(34,324)		221,836
Other income (expenses):
Interest and other income, net	1,451	—	(c)	1,451
Interest expense	(181,637)	4,037	(b3)	(177,600)
Gain on debt transactions	1,953	—		1,953

Income from continuing operations before income taxes	77,927	(30,287)		47,640
Income tax benefit	7,005	—		7,005

Income from continuing operations	84,932	(30,287)		54,645
Dividends on preferred shares	(71,426)	—		(71,426)
Adjustments for repurchase of preferred shares	14,046	—		14,046
Net income attributable to noncontrolling interests	(2,620)	1,493	(b4)	(1,127)

Net income (loss) attributable to common shareholders - continuing operations	$24,932	$(28,794)		$(3,862)

Basic net income (loss) per common share - continuing operations	$0.16			$(0.04	)(d)

Diluted net income (loss) per common share - continuing operations	$0.16			$(0.04	)(d)

Weighted average number of common shares outstanding	146,915			146,915

Weighted average number of common shares and potential dilutive securities	154,553			154,553

See accompanying Notes to Pro Forma Consolidated Financial Statements

Duke Realty Corporation and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 1: Presentation

On December 9, 2011, Duke Realty Limited Partnership, of which Duke Realty Corporation (the “General Partner”) is the sole general partner, and certain of its consolidated subsidiaries completed the sale of a portfolio of 79 real estate properties, consisting of 9.8 million square feet of suburban office properties, to BRE/Central Office Holdings L.L.C., a Delaware limited liability company (the “Buyer”), an affiliate of Blackstone Real Estate Partners VII (herein after, the collective transaction is referred to as the “Blackstone Transaction”). As used herein, “we,” “us” and “our” refers collectively to Duke Realty Corporation and its subsidiaries and affiliated entities.

The purchase price totaled $1.06 billion, of which we received net proceeds of $1.02 billion after (1) the assumption by the buyer of two mortgage loans with a total face value of $24.9 million, (2) the settlement of certain working capital items and (3) general transaction costs. Outstanding borrowings of $703.0 million on our $850 million unsecured line of credit were repaid using a portion of the total proceeds.

The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 2011 presents our historical amounts, adjusted for the effects of the Blackstone Transaction, as if such transaction had occurred on September 30, 2011.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what our actual financial position would have been had the Blackstone Transaction actually occurred on September 30, 2011, nor does it purport to represent our future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 present our historical amounts, adjusted for the effects of the Blackstone Transaction, as if it had occurred at January 1, 2008.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009 and 2008 are unaudited and are not necessarily indicative of what our actual results of operations would have been had the Blackstone Transaction actually occurred at January 1, 2008, nor does it purport to represent our future results of operations.

Duke Realty Corporation and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 2: Pro Forma Consolidated Balance Sheet Notes

(A)	Reflects the consolidated historical balance sheet as of September 30, 2011, as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

(B)	Represents adjustments to reflect the Blackstone Transaction as follows:

(B1)	Represents the de-recognition of carrying amounts as of September 30, 2011 for the assets, the related accumulated depreciation and working capital assets and liabilities related to the 79 properties that were subsequently sold in the Blackstone transaction.

(B2)	Represents actual net cash received from the Blackstone Transaction after considering the buyer’s assumption of two mortgage loans and the settlement of net working capital and transaction costs.

(B3)	Represents the buyer’s assumption of two mortgage loans, with outstanding principle amounts at September 30, 2011 of $12.9 million and $12.3 million, respectively. Both mortgage loans mature in November 2014 and bore interest at effective and coupon rates of 5.63% and 7.81%, respectively.

We had previously assumed the two mortgage loans in conjunction with our original acquisition of the underlying properties. At September 30, 2011 there was $1.5 million of carrying value in excess of face value, which represented the unamortized portion of the adjustment required to record the loans at fair value when we originally assumed them. This fair value adjustment was also de-recognized in adjusting the September 30, 2011 consolidated historical balance sheet for the effects of the Blackstone Transaction.

(B4) Represents controlling and non-controlling interests’ share of the adjustment, calculated as the difference between the actual net proceeds from the Blackstone Transaction received on December 9, 2011 and the net carrying amount of the assets and liabilities assumed to be de-recognized at September 30, 2011, to reflect the effects of the sale of properties in the Blackstone Transaction.

(C)	Represents use of proceeds as follows:

(C1) Represents the application of a portion of net proceeds to repay the amount outstanding under our $850 million unsecured line of credit at September 30, 2011.

Duke Realty Corporation and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

Note 3: Pro Forma Consolidated Statements of Operations Notes

(a)	Reflects the consolidated results of operations for the nine months ended September 30, 2011 and 2010 and the years ended December 31, 2010, 2009, and 2008, as contained in the historical consolidated financial statements and notes thereto presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and our historical consolidated financial statements and notes thereto for the year ended December 31, 2010 as presented in our Form 8-K filed on November 15, 2011, respectively.

(b)	Represents adjustments to reflect the Blackstone Transaction as follows:

(b1)	Reflects the revenues and expenses of the properties sold in connection with the Blackstone Transaction for the nine months ended September 30, 2011 and 2010, and the years ended December 31, 2010, 2009, and 2008.

(b2)	Reflects adjustments to interest expense to reflect the following: (i) $1.1 million and $1.2 million of interest expense for the nine months ended September 30, 2011 and 2010, respectively, associated with indebtedness secured by the properties that would not have been incurred had the properties been sold at the beginning of the period and (ii) $1.9 million and $400,000 for the nine months ended September 30, 2011 and 2010, respectively, associated with the interest incurred on our $850 million unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during the nine-month periods ended September 30, 2011 and 2010. At no time during the nine-month periods ended September 30, 2011 and 2010 did the outstanding borrowings on our $850 million unsecured credit facility exceed the net proceeds received from the Blackstone Transaction.

(b3)	Reflects adjustments to interest expense to reflect the following: (i) $1.6 million, $1.7 million, and $1.7 million of interest expense for the years ended December 31, 2010, 2009 and 2008, respectively, associated with indebtedness secured by the properties that would not have been incurred had the properties been sold at the beginning of the period and (ii) $1.8 million, $2.3 million, and $2.3 million for the years ended December 31, 2010, 2009 and 2008, respectively, associated with the interest incurred on our $850 million unsecured credit facility that would not have been incurred had we not had any outstanding borrowings during the years ended December 31, 2010, 2009, and 2008. At no time during the years ended December 31, 2010, 2009, and 2008 did the outstanding borrowings on our $850 million unsecured credit facility exceed the net proceeds received from the Blackstone Transaction.

(b4)	Reflects adjustments to net (income) loss attributable to noncontrolling interests for the adjustments to net income noted above.

Duke Realty Corporation and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

(c)	Assuming the Blackstone Transaction closed on January 1, 2008, and that the cash proceeds from the disposition would have been utilized such that we had no outstanding borrowings on our $850 million unsecured credit facility, we would have carried a daily average of $965.0 million, $824.6 million and $481.8 million of additional cash through the years ended December 31, 2010, 2009 and 2008, respectively, and $940.0 million and $1.0 billion during through the nine months ended September 30, 2011 and 2010, respectively.

We did not include any estimated earnings from re-investing these cash proceeds in our Pro Forma Consolidated Statements of Operations.

(d)	Calculation of basic and diluted loss per common share includes an adjustment of $2.4 million and $1.7 million for dividends on participating securities for the nine months ended September 30, 2011 and 2010, respectively, as reflected in our historical financial statements.

Calculation of basic and diluted loss per common share includes an adjustment of $2.5 million, $1.8 million, and $1.6 million for dividends on participating securities for the years ended December 31, 2010, 2009, and 2008, respectively, as reflected in our historical financial statements.